PANORAMA SERIES FUND, INC.
Total Return Portfolio
Supplement dated November 14, 2011 to the
Summary Prospectus dated April 29, 2011

This supplement amends the Summary Prospectus, dated April 29, 2011, of Total Return Portfolio (the “Fund”), a series of Panorama Series Fund, Inc.

The section titled “Portfolio Managers,” on page 4, is deleted in its entirety and is replaced with the following:

Portfolio Managers. Mitch Williams has been an equity portfolio manager of the Fund since November 2011. Krishna Memani and Peter A. Strzalkowski have been Vice Presidents and the fixed-income portfolio managers of the Fund since April 2009.

November 14, 2011                                                                                                                                PS0609

Total Return Portfolio A series of Panorama Series Fund, Inc. Summary Prospectus April 29, 2011
Share Classes:
Non-Service Shares

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/PanoramaSeriesFundIncTotalReturnPortfolio. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.

The Fund's prospectus and Statement of Additional Information ("SAI"), both dated April 29, 2011, and pages 2 through 43 of its most recent Annual Report, dated December 31, 2010, are incorporated by reference into this Summary Prospectus. You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/PanoramaSeriesFundIncTotalReturnPortfolio. The Fund's prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective.The Fund seeks to maximize total investment return (including capital appreciation and income).

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The accompanying prospectus of the participating insurance company provides information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. The fees and expenses of those products are not charged by the Fund and are not reflected in this table. Expenses would be higher if those fees were included.

Shareholder Fees (fees paid directly from your investment)
Non-Service Shares
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Non-Service Shares
Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.83%
Fee Waiver and Expense Reimbursement*	(0.03%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.80%

*The Manager has voluntarily agreed to limit the Fund's total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. This voluntary expense limitation may not be amended or withdrawn until one year after the date of this prospectus.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service		$82		$263	$459	$1,027

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 181% of the average value of its portfolio.

Principal Investment Strategies. The Fund mainly invests in common stocks, corporate bonds, U.S. Government securities, and short-term notes. Normally, at least 25% of the Fund's total assets will be invested in fixed income securities. Otherwise, the Fund is not required to allocate its investments in any fixed proportion and the relative weighting of those asset classes in the Fund's holdings will change over time. The Fund might invest in some or all of the following asset classes.

  Stocks. The Fund can invest in domestic and foreign common stocks and other equity securities, including preferred stocks, warrants and convertible securities. The Fund can buy securities of companies of any market capitalization. Currently, the Fund invests primarily in the securities of domestic large-capitalization companies.

  Debt Securities. The Fund can invest in domestic and foreign corporate debt obligations and debt securities issued or guaranteed by the U.S. Government, its agencies and federally-chartered corporate entities referred to as "instrumentalities." The Fund can buy mortgage-related securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. Government or by private issuers and asset-backed securities. The Fund can invest up to 20% of its total assets in bonds rated below investment grade (commonly referred to as "junk bonds"), and can invest up to 10% of its total assets in unrated debt securities.

  Money Market Instruments. The Fund can hold money market instruments, such as short-term U.S. government securities, commercial paper and bank instruments for investment purposes, for cash management or for defensive purposes.

While the process may change over time or vary in particular cases, in general in selecting equity securities the portfolio managers employ both "growth" and "value" styles. Growth investing seeks stocks that the portfolio managers believe have possibilities for increases in stock price because of strong earnings growth, the development of new products or services or other favorable economic factors. Value investing seeks stocks that are undervalued in the market by various measures such as the stock's price/earnings ratio.

The portfolio managers employ fundamental analysis of a company's financial statements and management structure, operations and product development, as well as the industry of which the company is part. The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. In seeking diversification of the Fund's portfolio over asset classes, issuers, and economies, the portfolio managers consider overall and relative economic conditions in U.S. and foreign markets.

In selecting fixed-income securities, the portfolio managers' overall strategy is to build a broadly diversified portfolio of corporate and government bonds by focusing on business cycle analysis and the relative values between the corporate and government sectors. While the process may change over time or vary in particular cases, the portfolio managers generally seek the following characteristics in selecting debt securities:

  Debt securities in market sectors that offer attractive relative value;

  Investment-grade securities that offer more income than U.S. Treasury obligations;

  High income potential from other types of corporate and government securities;

  Broad portfolio diversification to seek to reduce the volatility of the Fund's share prices.

Capital appreciation on fixed income investments would generally include appreciation caused by decreases in interest rates, improving credit fundamentals for a particular sector or security, and management of pre-payment risks associated with mortgage-related securities. The Fund can buy securities of companies and governments in any country, including countries with developed or emerging markets.

The Fund also uses derivative instruments for investment purposes or hedging, including: options, futures, forward contracts, swaps including credit default swaps, mortgage-related securities including CMOs and "stripped" securities. The prices of derivative securities may be more volatile than the prices of other types of securities.

The Fund may sell securities that the portfolio managers believe are no longer favorable with regard to the above factors, but is not required to do so.

Principal Risks. The price of the Fund's shares can go up and down substantially. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in the Fund.

Main Risks of Investing in Stock. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or economic or market sector. To the extent that the Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Main Risks of Debt Securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. When interest rates fall, debt securities may be repaid more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Fixed-Income Market Risks. Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

       Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Certain derivative investments may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful.

Main Risks of Foreign Investing. Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Main Risks of Value Investing. Value investing entails the risk that if the market does not recognize that the Fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Main Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Asset Allocation Risk. Because the Fund typically invests in a combination of securities, the Fund's ability to achieve its investment objective depends largely upon selecting the best mix of investments. There is the risk that the portfolio managers' evaluations and assumptions regarding the equity and fixed-income markets' prospects may be incorrect in view of actual market conditions. During periods of rapidly rising prices, the Fund might not achieve growth in its share prices to the same degree as funds focusing only on stocks. The Fund's investments in stocks may make it more difficult to preserve principal during periods of stock market volatility. The Fund's use of a value or growth style might not be successful when the particular strategy is out of favor.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking long-term total return from a flexible portfolio investing in different asset classes, including stocks, bonds and money market instruments. Because the Fund invests a portion of its assets in stocks, investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. The Fund is not designed for investors needing assured current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Non-Service Shares performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare with those of broad measures of market performance that reflect the markets in which the Fund typically invests. Charges imposed by the insurance accounts that invest in the Fund are not included and the returns would be lower if they were. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund's website at:
https://www.oppenheimerfunds.com/fund/PanoramaSeriesFundIncTotalReturnPortfolio

During the period shown, the highest return before taxes for a calendar quarter was 15.39% (3rd Qtr 09) and the lowest return before taxes for a calendar quarter was -24.79% (4th Qtr 08).

The following table shows the average annual total returns before taxes for the Fund's shares.

The BofA Merrill Lynch Corporate and Government Master Index tracks the performance of investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and asset-backed securities.

Average Annual Total Returns for the periods ended December 31, 2010
	1 Year	5 Years	10 Years
Non-Service Shares (inception 09-30-1982)	16.70%	0.27%	1.15%
S&P 500 Index	15.08%	2.29%	1.42%
(reflects no deduction for fees, expenses or taxes)
BofA Merrill Lynch Corporate and Gov't Master Index	6.83%	5.54%	5.80%
(reflects no deduction for fees, expenses or taxes)

Investment Adviser. OppenheimerFunds, Inc. is the Fund's investment adviser (the "Manager").

Portfolio Managers. Emmanuel Ferreira has been a Vice President and equity portfolio manager of the Fund since December 2010. Krishna Memani and Peter A. Strzalkowski have been Vice Presidents and the fixed-income portfolio managers of the Fund since April 2009.

Purchase and Sale of Fund Shares. Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. The accompanying prospectus of the participating insurance company provides information about how to select the Fund as an investment option.

Taxes. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends and capital gains distributions will be taxable to the participating insurance company, if at all. However, those payments may affect the tax basis of certain types of distributions from those accounts. Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

Payments to Broker-Dealers and Other Financial Intermediaries. The Fund, the Manager, or their related companies may make payments to financial intermediaries, including to insurance companies that offer shares of the Fund as an investment option. These payments for the sale of Fund shares and related services may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For More Information About Panorama Total Return Portfolio

You can access the Fund's prospectus and SAI at https://www.oppenheimerfunds.com/fund/PanoramaSeriesFundIncTotalReturnPortfolio. You can also request additional information about the Fund or your account:

By Telephone:	Call OppenheimerFunds Services toll-free: 1.800.988.8287
By Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For courier or express mail requests: OppenheimerFunds Services 12100 East Iliff Avenue, Suite 300 Aurora, Colorado 80014
On the Internet:	You can read or download the Fund's Statement of Additional Information, Annual and Semi-Annual Reports, on the OppenheimerFunds website at: www.oppenheimerfunds.com
PR0609.001.0411